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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 25, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                 1-16455                          76-0655566
(State or Other Jurisdiction              (Commission File Number)                 (IRS Employer
      of Incorporation)                                                         Identification No.)


            1111 LOUISIANA STREET
               HOUSTON, TEXAS                                              77002
  (Address of Principal Executive Offices)                               (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s press release dated November 25, 2003.

         Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of the Commodity Futures Trading Commission's Order Instituting Proceedings Pursuant to Section 6(c) and 6(d) of the Commodity Exchange Act, Making Findings and Imposing Remedial Sanctions, dated November 25, 2003 (Docket 04-06).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 99.1 Press Release issued by Reliant Resources, Inc. dated November 25, 2003.

                 99.2 Commodity Futures Trading Commission's Order Instituting Proceedings Pursuant to Section 6(c) and 6(d) of the Commodity Exchange Act, Making Findings and Imposing Remedial Sanctions, dated November 25, 2003 (Docket 04-06).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.
                                                 (Registrant)



Date: November 26, 2003                     By: /s/ Thomas C. Livengood
                                               ---------------------------------
                                               Thomas C. Livengood
                                               Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
Number     Exhibit Description
-------    -------------------

99.1       Press Release issued by Reliant Resources, Inc. on November 25, 2003.

99.2 Commodity Futures Trading Commission's Order Instituting Proceedings Pursuant to Section 6(c) and 6(d) of the Commodity Exchange Act, Making Findings and Imposing Remedial Sanctions, dated November 25, 2003 (Docket 04-06).